UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21460

Pioneer Series Trust II

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  November 30, 2021

Date of reporting period: December 1, 2020 through November 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Select Mid Cap Growth Fund

Annual Report | November 30, 2021

A: PGOFX	C: GOFCX	K: PSMKX	R: PGRRX	Y: GROYX

visit us: www.amundi.com/us

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 1

President’s Letter

Dear Shareholders,

For nearly two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into 2022, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused occasional surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, volatility was and has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations, but are maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful

2 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
January 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 3

Portfolio Management Discussion | 11/30/21

In the following interview, Ken Winston discusses the market environment and the factors that affected the performance of Pioneer Select Mid Cap Growth Fund during the 12-month period ended November 30, 2021. Mr. Winston, a senior vice president at Amundi Asset Management US, Inc. (Amundi US) and lead portfolio manager of the Fund, is responsible for the day-to-day management of the Fund’s portfolio, along with Shaji John, a vice president and a portfolio manager at Amundi US, and David Sobell, a vice president and portfolio manager at Amundi US.

Q	How did the Fund perform during the 12-month period ended November 30, 2021?
A	Pioneer Select Mid Cap Growth Fund’s Class A shares returned 13.70% at net asset value (NAV) during the 12-month period ended November 30, 2021, while the Fund’s benchmark, the Russell Midcap Growth Index (the Russell Index), returned 17.72%. During the same 12-month period, the average return of the 582 mutual funds in Morningstar’s Mid-Cap Growth Funds category was 19.01%.
Q	How would you describe the investment environment in the equity market during the 12-month period ended November 30, 2021?
A	Domestic equities delivered strong returns to investors over the 12-month period, with mid-cap value stocks outpacing mid-cap growth stocks. The Standard & Poor’s 500 Index (the S&P 500) registered a total return of 27.92% for the period, significantly outperforming its 17.46% return for the previous 12-month period (ended November 30, 2020).

For the most part, investors favored owning shares of economically sensitive companies during the 12-month period, as the US economy continued to heal from the worst effects of the COVID-19 pandemic, with strong economic growth driven by better-than-expected progress on the pace of COVID-19 vaccine distributions. Positive corporate earnings reports also helped propel the equity-market rally.

Mid-cap growth stocks, as measured by the Fund’s benchmark, the Russell Index, returned 17.72% for the 12-month period, significantly lagging the performance of the S&P 500, and the performance of mid-cap value stocks, as measured by the Russell Midcap Value Index, which returned 26.34%.

4 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

Within the Fund’s benchmark, the Russell Index, energy, real estate, and information technology, which returned 63%, 44%, and 27%, respectively, were the best-performing sectors over the 12-month period. Conversely, the communication services, consumer staples, and materials sectors, all of which generated negative returns, were the Russell Index’s laggards over the 12-month period.

Q	Which of your investment decisions had the greatest effects on the Fund’s benchmark-relative performance during the 12-month period ended November 30, 2021?
A	The Fund underperformed the Russell Index during the 12-month period, with stock selection results the primary detractor from relative returns. Selection results in the information technology, consumer discretionary, and health care sectors were the biggest drags on the Fund’s performance relative to the Russell Index for the period, while stock selection in the communication services, materials, and consumer staples sectors aided benchmark-relative returns, but not enough to offset the negative effects from the underperforming sectors.

Sector allocation decisions also detracted from the Fund’s benchmark-relative returns over the 12-month period, but to a lesser extent than stock selection. An underweight to the outperforming real estate sector, combined with portfolio overweights to the underperforming communications services and materials sectors, drove the Fund’s benchmark-relative underperformance from a sector allocation perspective during the period.

With regard to individual portfolio positions, the biggest detractors from the Fund’s benchmark-relative returns over the 12-month period were Brinker International, Mirati Therapeutics, and Clarivate. In addition, a lack of exposure to the stock of strong-performing Fortinet, a Russell Index component, was a drag on the Fund’s relative performance.

Not owning shares of Fortinet, which provides network security solutions, was a major detractor from the Fund’s benchmark-relative results for the 12-month period. Fortinet benefited from increased demand for network security solutions during the period, and the company’s share price rose significantly as a result. While the Fund did not own Fortinet’s shares, it did have exposure to some other security-related companies that also experienced some share-price appreciation during the period. Brinker International is a casual dining restaurant operator, with the “Chili’s” Grill & Bar brand accounting for the majority of the company’s operations. Brinker’s share price declined over the 12-month period after investors soured on stocks of casual dining companies in general, many of

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 5

which felt the dual negative effects of rising Delta-variant COVID-19 cases, which reduced the number of in-restaurant visits, and the cost pressures related to rising labor and food prices. However, we have continued to see a strong risk/reward profile for Brinker going forward, as we believe the company has executed well and, with its investments in Chili’s delivery, curbside pickup, and new virtual-brand offerings, could be in a favorable position within an industry that has experienced a substantial decline in supply due to the effects of COVID-19. In addition, we think Chili’s could be well-positioned to continue to take additional market share in the US casual dining segment.

Mirati Therapeutics is a clinical-stage oncology company developing therapies for genetically defined tumors. The company has two leading drug candidates for hard-to-treat cancer indications that have been advancing rapidly through clinical trials. However, Mirati’s share price declined during the 12-month period, falling victim to a broad market sell-off in biotech stocks of companies that have displayed earnings potential in “out” years (further out into the future). We have maintained the Fund’s overweight position in Mirati versus the Russell Index, as we believe the company could be successful in commercializing its development-stage drugs, which we think feature well-differentiated product profiles. Clarivate is a leading provider of research-intelligence solutions. Acquisitions have helped build out the company’s product sets and deepen its presence in key areas, including the intellectual property and scientific research communities. Clarivate announced that it would acquire ProQuest in May 2021, and the closing of the acquisition was delayed after the company received a second inquiry from the Federal Trade Commission. The delay pressured Clarivate’s share price, particularly during the second half of the period. (ProQuest is not a Fund holding.) Additionally, we believe a moderation in the company’s subscription growth over the 12-month period as well as an overhang effect from a secondary share offering contributed to the decline in the stock price. We have retained a large portfolio position in Clarivate, as we believe the company has a strong position within its product offerings as well as a scalable business model that may offer margin-expansion opportunities, with the potential for recurring subscription revenues and high customer retention rates.

Individual portfolio positions that contributed positively to the Fund’s benchmark-relative performance over the 12-month period included Generac, Lam Research, Moderna, and Atlassian.

Generac is a leading manufacturer of a broad range of residential standby and portable generators, with a dominant market share in the North American standby generator market, and a leading share in portable

6 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

generators. Generac’s stock outperformed during the 12-month period, as the company benefited from increased demand for its products driven by wildfires in California, an active hurricane season in the Atlantic, and the COVID-19 pandemic, which kept many people at home across the country. All of those factors contributed to greater interest in Generac’s backup-power solutions over the period. Additionally, the company delivered strong quarterly financial reports during the 12-month period, which handily beat Street estimates. We believe Generac could continue to benefit from its strong product positioning as well as a rapidly expanding “clean energy” market. Lam Research manufactures equipment used to fabricate semiconductors. The company is a leader in dry etch, a critical step in the chip-making process where material is selectively removed. Lam’s shares performed well over the 12-month period, and the company reported financial results that came in ahead of expectations for both its second and third (fiscal-year) quarters. We believe the company has an economic wide moat (or a barrier to competition) around its business, due to cost advantages and its intangible assets related to equipment design. Lam has anticipated growing its equipment sales over the next couple of years, as major customers, such as Taiwan Semiconductor (not a Fund holding), continue to build additional capacity to try to keep up with broad-based demand for semiconductors as well as booming demand for advanced chips driven by 5G networks, remote working, electric cars, and Artificial Intelligence applications - all of which may potentially spur Lam’s etching and deposition-device sales.

Moderna is a clinical-stage biotechnology company focused on developing next-generation medicines for patients based on messenger RNA (mRNA) technology. The company’s only current commercial product is the Moderna COVID-19 vaccine, but it has a pipeline of more than 20 clinical candidates currently in various phases of development, and designed for a broad spectrum of applications. These applications include: infectious disease prevention, cancer therapy, and rare-disease treatment. Moderna’s share price rose during the 12-month period, as investors have increasingly come to believe that the company’s COVID-19 vaccine will require the distribution of booster doses for years to come - at least for the elderly and other high-risk individuals. Finally, shares of Atlassian, a producer of software that helps co-workers collaborate more efficiently and effectively, rose during the period and aided the Fund’s benchmark-relative performance. Atlassian reported two strong quarterly financial results during the period, both of which significantly exceeded investors’ expectations. We continue to believe that Atlassian, with its efficient software-distribution model, cloud tailwinds, and low-price, high-value products, is well-positioned for the long term.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 7

Q	Did the Fund have any exposure to derivative securities during the 12-month period ended November 30, 2021?
A	No, the Fund had no exposure to derivatives during the period.
Q	What is your outlook entering the Fund’s new fiscal year?
A	We continue to see some positives and negatives with respect to the outlook for domestic equities. On the positive side, we believe the economy could continue to heal in 2022 from the worst effects of the pandemic (despite the recent outbreak of the Omicron variant of the COVID-19 virus), with a continuation of both above-trend economic growth rates and strong corporate earnings. In addition, we believe the global crisis caused by COVID-19 has solidified household and corporate balance sheets, and has positioned the domestic economy to potentially benefit from pent-up demand as well as from new innovations, the progress of which accelerated during the pandemic. We believe if long-term interest rates remain low and the economy shows resilient strength, equities may continue to be the “only game in town” for higher-risk investors seeking larger potential returns than those available through other investment vehicles, such as fixed-income securities.

On the negative side, disruptions to the supply chain and the resulting inflation, both outgrowths of the COVID-19 situation, have shown little signs of abating, nor have the persistent labor shortages present in certain areas. Moreover, a widespread outbreak in the US of the recent Omicron variant of the COVID-19 virus could make matters worse. In order to combat inflation, the Federal Reserve (Fed) has recently articulated a strategy to tighten its accommodative monetary policies by first tapering and eventually eliminating its asset purchases, then by increasing the target range for the federal funds interest rate – which has been at near-zero since right after the start of the pandemic – throughout 2022. We believe there is a risk that the Fed may not be successful in “threading the needle” to combat inflation without choking off economic growth at the same time. A worrying scenario, in our view, could be that slower growth combines with persistent inflation, which might result in the dreaded “stagflation” scenario last seen in the 1970s. Additionally, political factors, including the prospect of the November 2022 mid-term elections and continued partisan debates over a potentially revised “Build Back Better” government spending plan, may result in more uncertainty and lead to increased risk aversion among investors in the coming months.

While there certainly are risks that could affect the overall outlook, in the end, we continue to believe that investors are likely to favor owning stocks of well-positioned, secular growth companies with reasonable

8 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

valuations that are not highly dependent on positive macroeconomic conditions in order to flourish; companies that they believe have resilient business models; and companies that can exhibit sustainable growth characteristics and innovation. Those characteristics typify the types of equities that we seek to hold in the Fund’s portfolio.

Please refer to the Schedule of Investments on pages 19–24 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 9

Portfolio Summary | 11/30/21

Portfolio Diversification

(As a percentage of total investments)*

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Generac Holdings, Inc.	2.34%
2.	Synopsys, Inc.	2.23
3.	MSCI, Inc.	2.15
4.	Clarivate Plc	1.85
5.	Johnson Controls International Plc	1.85
6.	EPAM Systems, Inc.	1.79
7.	Amphenol Corp., Class A	1.74
8.	ResMed, Inc.	1.66
9.	Palo Alto Networks, Inc.	1.59
10.	Veeva Systems, Inc., Class A	1.54

*	Excludes short term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

Prices and Distributions | 11/30/21

Net Asset Value per Share

Class	11/30/21	11/30/20
A	$52.58	$51.44
C	$30.56	$32.33
K	$54.55	$53.00
R	$48.68	$48.22
Y	$59.49	$57.39

Distributions per Share: 12/1/20–11/30/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$ —	$0.5823	$5.4701
C	$ —	$0.5823	$5.4701
K	$ —	$0.5823	$5.4701
R	$ —	$0.5823	$5.4701
Y	$ —	$0.5823	$5.4701

Index Definition

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 11

Performance Update | 11/30/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Select Mid Cap Growth Fund at public offering price during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns

(As of November 30, 2021)

	Net	Public	Russell
	Asset	Offering	Midcap
	Value	Price	Growth
Period	(NAV)	(POP)	Index
10 Years	15.48%	14.80%	16.41%
5 Years	19.25	17.84	19.83
1 Year	13.73	7.18	17.72

Expense Ratio
(Per prospectus dated April 1, 2021)
Gross
1.01%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (“the predecessor fund”) on June 7, 2013 (“the reorganization”). As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

Performance Update | 11/30/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns

(As of November 30, 2021)

			Russell
			Midcap
	If	If	Growth
Period	Held	Redeemed	Index
10 Years	14.53%	N/A	16.41%
5 Years	18.31	N/A	19.83
1 Year	12.83	11.89	17.72

Expense Ratio
(Per prospectus dated April 1, 2021)
Gross
1.81%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. “If Redeemed” returns reflect deduction of the CDSC, assuming a complete redemption of shares at the last price calculated on the last business day of the period. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (“the predecessor fund”) on June 7, 2013 (“the reorganization”). As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 13

Performance Update | 11/30/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns

(As of November 30, 2021)

	Net	Russell
	Asset	Midcap
	Value	Growth
Period	(NAV)	Index
10 Years	15.77%	16.41%
5 Years	19.67	19.83
1 Year	14.09	17.72

Expense Ratio
(Per prospectus dated April 1, 2021)
Gross
0.66%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (“the predecessor fund”) on June 7, 2013 (“the reorganization”). As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

Performance Update | 11/30/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns

(As of November 30, 2021)

	Net	Russell
	Asset	Midcap
	Value	Growth
Period	(NAV)	Index
10 Years	15.09%	16.41%
5 Years	18.75	19.83
1 Year	13.23	17.72

Expense Ratio
(Per prospectus dated April 1, 2021)
Gross
1.45%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (“the predecessor fund”) on June 7, 2013 (“the reorganization”). As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 15

Performance Update | 11/30/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns

(As of November 30, 2021)

	Net	Russell
	Asset	Midcap
	Value	Growth
Period	(NAV)	Index
10 Years	15.81%	16.41%
5 Years	19.52	19.83
1 Year	13.98	17.72

Expense Ratio
(Per prospectus dated April 1, 2021)
Gross
0.78%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (“the predecessor fund”) on June 7, 2013 (“the reorganization”). As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on actual returns from June 1, 2021 through November 30, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 6/1/21
Ending Account Value	$1,035.04	$1,030.79	$1,036.43	$1,032.56	$1,035.99
(after expenses)
on 11/30/21
Expenses Paid	$5.05	$9.01	$3.32	$7.29	$3.93
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99%, 1.77%, 0.65%, 1.43% and 0.77% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2021 through November 30, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 6/1/21
Ending Account Value	$1,020.10	$1,016.19	$1,021.81	$1,017.90	$1,021.21
(after expenses)
on 11/30/21
Expenses Paid	$5.01	$8.95	$3.29	$7.23	$3.90
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99%, 1.77%, 0.65%, 1.43% and 0.77% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

18 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

Schedule of Investments | 11/30/21

Shares			Value
		UNAFFILIATED ISSUERS — 100.7%
		COMMON STOCKS — 100.7% of Net Assets
		Banks — 1.4%
	162,558(a)	Metropolitan Bank Holding Corp.	$ 15,431,631
	81,708	Signature Bank/New York NY	24,700,328
		Total Banks	$ 40,131,959
		Beverages — 0.4%
	175,198(a)	Celsius Holdings, Inc.	$ 11,985,295
		Total Beverages	$ 11,985,295
		Biotechnology — 4.1%
	178,288(a)	Alnylam Pharmaceuticals, Inc.	$ 32,769,334
	354,647(a)	Fate Therapeutics, Inc.	19,509,131
	67,941(a)	Mirati Therapeutics, Inc.	9,292,291
	36,957(a)	Moderna, Inc.	13,024,756
	326,786(a)	Natera, Inc.	29,887,848
	317,692(a)	Replimune Group, Inc.	9,051,045
		Total Biotechnology	$ 113,534,405
		Building Products — 2.7%
	689,817	Johnson Controls International Plc	$ 51,570,719
	164,781(a)	Trex Co., Inc.	21,877,973
		Total Building Products	$ 73,448,692
		Capital Markets — 3.3%
	95,499	MSCI, Inc.	$ 60,111,846
	338,620	Tradeweb Markets, Inc., Class A	32,507,520
		Total Capital Markets	$ 92,619,366
		Chemicals — 1.3%
	72,264	Albemarle Corp.	$ 19,257,633
	702,786	Element Solutions, Inc.	16,072,716
		Total Chemicals	$ 35,330,349
		Commercial Services & Supplies — 0.8%
	151,478(a)	Copart, Inc.	$ 21,988,546
		Total Commercial Services & Supplies	$ 21,988,546
		Communications Equipment — 1.3%
	140,852	Motorola Solutions, Inc.	$ 35,660,909
		Total Communications Equipment	$ 35,660,909
		Distributors — 0.7%
	35,815	Pool Corp.	$ 19,845,808
		Total Distributors	$ 19,845,808
		Electrical Equipment — 4.8%
	154,929(a)	Generac Holdings, Inc.	$ 65,262,292
	393,424(a)	Plug Power, Inc.	15,677,947
	49,864	Rockwell Automation, Inc.	16,764,277

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 19

Schedule of Investments | 11/30/21 (continued)

Shares		Value
	Electrical Equipment — (continued)
422,457(a)	Sunrun, Inc.	$ 19,449,920
620,372	Vertiv Holdings Co.	15,906,338
	Total Electrical Equipment	$ 133,060,774
	Electronic Equipment, Instruments &
	Components — 3.8%
603,049	Amphenol Corp., Class A	$ 48,593,689
123,231	CDW Corp.	23,335,022
1,275,523(a)	Flex, Ltd.	21,811,443
279,213	National Instruments Corp.	11,592,924
	Total Electronic Equipment, Instruments &
	Components	$ 105,333,078
	Energy Equipment & Services — 1.0%
478,153	Cactus, Inc., Class A	$ 17,452,584
442,328	Helmerich & Payne, Inc.	9,930,264
	Total Energy Equipment & Services	$ 27,382,848
	Entertainment — 2.1%
182,832(a)	Live Nation Entertainment, Inc.	$ 19,499,033
79,175(a)	Roku, Inc.	18,021,022
83,685(a)	Spotify Technology S.A.	19,958,872
	Total Entertainment	$ 57,478,927
	Equity Real Estate Investment Trusts (REITs) — 0.5%
665,109	Macerich Co.	$ 12,543,956
	Total Equity Real Estate Investment Trusts (REITs)	$ 12,543,956
	Food & Staples Retailing — 0.9%
370,072(a)	BJ's Wholesale Club Holdings, Inc.	$ 24,480,263
	Total Food & Staples Retailing	$ 24,480,263
	Food Products — 1.4%
111,198	Bunge, Ltd.	$ 9,626,411
73,437	Hershey Co.	13,034,333
718,021(a)	Nomad Foods, Ltd.	17,153,522
	Total Food Products	$ 39,814,266
	Health Care Equipment & Supplies — 5.6%
71,132(a)	Dexcom, Inc.	$ 40,018,152
27,262(a)	IDEXX Laboratories, Inc.	16,577,204
113,965(a)	Insulet Corp.	32,872,065
75,509(a)	Penumbra, Inc.	18,548,786
181,471	ResMed, Inc.	46,247,884
	Total Health Care Equipment & Supplies	$ 154,264,091
	Health Care Providers & Services — 1.7%
46,573(a)	Amedisys, Inc.	$ 6,503,919
142,578(a)	Molina Healthcare, Inc.	40,660,394
	Total Health Care Providers & Services	$ 47,164,313

The accompanying notes are an integral part of these financial statements.

20 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

Shares			Value
		Health Care Technology — 1.7%
	49,003(a)	Teladoc Health, Inc.	$ 4,961,554
	152,164(a)	Veeva Systems, Inc., Class A	42,998,503
		Total Health Care Technology	$ 47,960,057
		Hotels, Restaurants & Leisure — 4.5%
	667,267(a)	Brinker International, Inc.	$ 23,087,438
	22,024(a)	Chipotle Mexican Grill, Inc.	36,194,462
	267,114(a)	DraftKings, Inc., Class A	9,228,789
	110,972(a)	Expedia Group, Inc.	17,876,480
	139,730(a)	Penn National Gaming, Inc.	7,158,368
	636,434	Wendy's Co.	13,097,812
	57,244	Wingstop, Inc.	9,193,386
	104,130	Wyndham Hotels & Resorts, Inc.	8,276,252
		Total Hotels, Restaurants & Leisure	$ 124,112,987
		Household Durables — 1.3%
	114,451	DR Horton, Inc.	$ 11,181,863
	93,597(a)	TopBuild Corp.	25,251,534
		Total Household Durables	$ 36,433,397
		Interactive Media & Services — 2.1%
	172,332(a)	IAC/InterActive Corp.	$ 23,032,172
	179,290(a)	Match Group, Inc.	23,305,907
	296,683(a)	Pinterest, Inc., Class A	11,885,121
		Total Interactive Media & Services	$ 58,223,200
		Internet & Direct Marketing Retail — 0.2%
	23,516(a)	Wayfair, Inc., Class A	$ 5,828,205
		Total Internet & Direct Marketing Retail	$ 5,828,205
		IT Services — 7.3%
	123,267(a)	Cloudflare, Inc., Class A	$ 23,203,780
	82,187(a)	EPAM Systems, Inc.	50,014,899
	520,264	Genpact, Ltd.	25,113,143
	40,490(a)	MongoDB, Inc.	20,168,069
	87,141(a)	Okta, Inc.	18,755,358
	6,000(a)	Shopify, Inc., Class A	9,116,740
	72,721(a)	Square, Inc., Class A	15,149,966
	111,343(a)	Twilio, Inc., Class A	31,860,800
	58,468(a)	Wix.com, Ltd.	8,933,910
		Total IT Services	$ 202,316,665
		Leisure Products — 0.3%
	207,724(a)	Peloton Interactive, Inc., Class A	$ 9,139,856
		Total Leisure Products	$ 9,139,856
		Life Sciences Tools & Services — 4.3%
	139,414(a)	10X Genomics, Inc., Class A	$ 21,303,853
	230,824	Agilent Technologies, Inc.	34,831,342

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 21

Schedule of Investments | 11/30/21 (continued)

Shares		Value
	Life Sciences Tools & Services — (continued)
306,524	Bruker Corp.	$ 24,825,379
90,652(a)	Charles River Laboratories International, Inc.	33,166,847
239,048(a)	Pacific Biosciences of California, Inc.	5,548,304
	Total Life Sciences Tools & Services	$ 119,675,725
	Machinery — 2.1%
154,576(a)	Middleby Corp.	$ 27,001,336
168,740	Oshkosh Corp.	18,156,424
279,667	Shyft Group, Inc.	13,594,613
	Total Machinery	$ 58,752,373
	Media — 0.3%
62,309	Nexstar Media Group, Inc., Class A	$ 9,315,195
	Total Media	$ 9,315,195
	Metals & Mining — 0.6%
461,214	Freeport-McMoRan, Inc.	$ 17,101,815
	Total Metals & Mining	$ 17,101,815
	Multiline Retail — 0.9%
113,062	Dollar General Corp.	$ 25,020,621
	Total Multiline Retail	$ 25,020,621
	Professional Services — 4.4%
2,213,437(a)	Clarivate Plc	$ 51,661,620
221,791(a)	CoStar Group, Inc.	17,246,468
149,935	Thomson Reuters Corp.	17,926,229
153,252	Verisk Analytics, Inc.	34,461,777
	Total Professional Services	$ 121,296,094
	Real Estate Management & Development — 1.0%
303,946(a)	CBRE Group, Inc., Class A	$ 29,048,119
	Total Real Estate Management & Development	$ 29,048,119
	Road & Rail — 1.0%
267,177	TFI International, Inc.	$ 27,185,260
	Total Road & Rail	$ 27,185,260
	Semiconductors & Semiconductor Equipment — 6.6%
304,216(a)	Cohu, Inc.	$ 10,030,002
33,762	Lam Research Corp.	22,953,096
271,484	Marvell Technology, Inc.	19,321,516
342,252	Micron Technology, Inc.	28,749,168
151,312	MKS Instruments, Inc.	23,023,634
117,328	NXP Semiconductors NV	26,206,382
77,544(a)	SolarEdge Technologies, Inc.	25,415,821
117,003	Xilinx, Inc.	26,729,335
	Total Semiconductors & Semiconductor Equipment	$ 182,428,954

The accompanying notes are an integral part of these financial statements.

22 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

Shares			Value
		Software — 17.4%
	31,843(a)	ANSYS, Inc.	$ 12,465,898
	77,974(a)	Atlassian Corp. Plc, Class A	29,343,176
	87,555(a)	Avalara, Inc.	12,229,682
	40,878(a)	Bill.com Holdings, Inc.	11,480,586
	141,654(a)	Crowdstrike Holdings, Inc., Class A	30,758,750
	174,738(a)	Datadog, Inc., Class A	31,154,038
	146,473(a)	DocuSign, Inc.	36,085,088
	106,478(a)	Guidewire Software, Inc.	12,387,651
	46,086(a)	HubSpot, Inc.	37,187,254
	481,050	NortonLifeLock, Inc.	11,954,093
	278,813(a)	Palantir Technologies, Inc., Class A	5,757,489
	81,378(a)	Palo Alto Networks, Inc.	44,508,883
	35,708(a)	Paycom Software, Inc.	15,621,536
	40,579(a)	ServiceNow, Inc.	26,283,018
	115,863(a)	Splunk, Inc.	14,019,423
	190,688	SS&C Technologies Holdings, Inc.	14,555,215
	182,928(a)	Synopsys, Inc.	62,378,448
	305,684(a)	Trade Desk, Inc., Class A	31,613,839
	78,737(a)	Unity Software, Inc.	13,573,471
	284,162(a)	Zendesk, Inc.	29,015,782
		Total Software	$ 482,373,320
		Specialty Retail — 4.1%
	17,043(a)	AutoZone, Inc.	$ 30,968,324
	111,194(a)	Burlington Stores, Inc.	32,594,297
	191,640(a)	Floor & Decor Holdings, Inc., Class A	24,704,312
	35,300(a)	Ulta Beauty, Inc.	13,553,435
	203,266(a)	Victoria's Secret & Co.	11,033,279
		Total Specialty Retail	$ 112,853,647
		Textiles, Apparel & Luxury Goods — 2.1%
	79,022(a)	Lululemon Athletica, Inc.	$ 35,908,387
	523,462(a)	Skechers USA, Inc., Class A	23,513,913
		Total Textiles, Apparel & Luxury Goods	$ 59,422,300
		Trading Companies & Distributors — 0.7%
	37,484	WW Grainger, Inc.	$ 18,045,172
		Total Trading Companies & Distributors	$ 18,045,172
		TOTAL COMMON STOCKS
		(Cost $1,794,655,875)	$ 2,792,600,807
		TOTAL INVESTMENTS IN UNAFFILIATED
		ISSUERS — 100.7%
		(Cost $1,794,655,875)	$ 2,792,600,807
		OTHER ASSETS AND LIABILITIES — (0.7%)	$ (18,879,648)
		NET ASSETS — 100.0%	$ 2,773,721,159

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 23

Schedule of Investments | 11/30/21 (continued)

(a)	Non-income producing security.

Purchases and sales of securities (excluding short term investments) for the year ended November 30, 2021, aggregated $1,195,512,365 and $1,317,793,980, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended November 30, 2021, the Fund did not engage in any cross trade activity.

At November 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,803,595,871 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$1,042,064,636

Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(53,059,700)

Net unrealized appreciation	$ 989,004,936

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements— Note 1A.

The following is a summary of the inputs used as of November 30, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,792,600,807	$ —	$—	$2,792,600,807
Total Investments in Securities	$2,792,600,807	$ —	$—	$2,792,600,807

During the year ended November 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

Statement of Assets and Liabilities | 11/30/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,794,655,875)	$2,792,600,807
Receivables —
Investment securities sold	8,301,932
Fund shares sold	2,516,541
Dividends	987,977
Interest	4
Other assets	243,743
Total assets	$2,804,651,004
LIABILITIES:
Overdraft due to custodian	$ 17,667,412
Payables —
Investment securities purchased	8,775,129
Fund shares repurchased	2,969,063
Distributions	7,517
Trustees' fees	25,733
Due to affiliates	697,208
Accrued expenses	787,783
Total liabilities	$ 30,929,845
NET ASSETS:
Paid-in capital	$1,760,274,045
Distributable earnings (loss)	1,013,447,114
Net assets	$2,773,721,159
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,624,674,979/30,901,832 shares)	$ 52.58
Class C (based on $34,093,781/1,115,614 shares)	$ 30.56
Class K (based on $363,411,619/6,661,618 shares)	$ 54.55
Class R (based on $17,023,520/349,715 shares)	$ 48.68
Class Y (based on $734,517,260/12,347,418 shares)	$ 59.49
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $52.58 net asset value per share/100%-5.75%
maximum sales charge)	$ 55.79

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 25

Statement of Operations

FOR THE YEAR ENDED 11/30/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $98,570)	$ 7,337,846
Interest from unaffiliated issuers	420
Total Investment Income		$ 7,338,266
EXPENSES:
Management fees	$ 16,693,324
Administrative expenses	871,149
Transfer agent fees
Class A	1,430,446
Class C	37,808
Class K	5,333
Class R	48,380
Class Y	989,760
Distribution fees
Class A	4,165,566
Class C	374,952
Class R	91,452
Shareowner communications expense	274,152
Custodian fees	62,516
Registration fees	109,255
Professional fees	163,258
Printing expense	53,855
Pricing fees	10
Trustees' fees	130,281
Insurance expense	4,678
Miscellaneous	172,765
Total expenses		$ 25,678,940
Net Investment Income/(Loss)		$ (18,340,674)
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$303,608,097
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ 66,247,634
Net realized and unrealized gain (loss) on investments		$369,855,731
Net increase in net assets resulting from operations		$351,515,057

The accompanying notes are an integral part of these financial statements.

26 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	11/30/21	11/30/20
FROM OPERATIONS:
Net investment income (loss)	$ (18,340,674)	$ (10,531,269)
Net realized gain (loss) on investments	303,608,097	335,675,131
Change in net unrealized appreciation (depreciation)
on investments	66,247,634	315,593,501
Net increase in net assets resulting from operations	$ 351,515,057	$ 640,737,363
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($6.05 and $7.49 per share, respectively)	$ (169,143,762)	$ (194,659,631)
Class C ($6.05 and $7.49 per share, respectively)	(5,694,560)	(7,357,927)
Class K ($6.05 and $7.49 per share, respectively)	(36,438,243)	(30,750,869)
Class R ($6.05 and $7.49 per share, respectively)	(1,825,158)	(2,382,179)
Class Y ($6.05 and $7.49 per share, respectively)	(68,603,237)	(83,770,237)
Total distributions to shareowners	$ (281,704,960)	$ (318,920,843)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 425,047,932	$ 283,194,753
Reinvestment of distributions	263,317,308	296,881,310
Cost of shares repurchased	(535,509,831)	(504,346,155)
Net increase in net assets resulting
from Fund share transactions	$ 152,855,409	$ 75,729,908
Net increase in net assets	$ 222,665,506	$ 397,546,428
NET ASSETS:
Beginning of year	$2,551,055,653	$2,153,509,225
End of year	$2,773,721,159	$2,551,055,653

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 27

Statement of Changes in Net Assets

(continued)

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	11/30/21	11/30/21	11/30/20	11/30/20
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,538,599	$ 87,982,859	1,490,775	$ 69,188,249
Reinvestment of distributions	3,029,451	162,861,771	3,712,300	186,580,096
Less shares repurchased	(3,277,898)	(189,030,850)	(3,797,324)	(175,380,956)
Net increase	1,290,152	$ 61,813,780	1,405,751	$ 80,387,389
Class C
Shares sold	125,226	$ 4,460,036	147,293	$ 4,547,200
Reinvestment of distributions	180,702	5,646,986	225,859	7,134,906
Less shares repurchased	(393,342)	(13,888,539)	(492,177)	(15,257,152)
Net decrease	(87,414)	$ (3,781,517)	(119,025)	$ (3,575,046)
Class K
Shares sold	2,727,391	$ 162,978,761	1,893,192	$ 88,981,247
Reinvestment of distributions	599,699	33,451,212	531,572	27,524,787
Less shares repurchased	(1,388,247)	(82,650,095)	(1,241,760)	(58,402,572)
Net increase	1,938,843	$ 113,779,878	1,183,004	$ 58,103,462
Class R
Shares sold	114,014	$ 5,975,476	104,087	$ 4,618,581
Reinvestment of distributions	36,663	1,825,077	49,951	2,353,704
Less shares repurchased	(168,917)	(9,113,838)	(200,497)	(8,686,800)
Net decrease	(18,240)	$ (1,313,285)	(46,459)	$ (1,714,515)
Class Y
Shares sold	2,540,755	$ 163,650,800	2,306,069	$ 115,859,476
Reinvestment of distributions	978,666	59,532,262	1,307,077	73,287,817
Less shares repurchased	(3,731,127)	(240,826,509)	(5,042,894)	(246,618,675)
Net decrease	(211,706)	$ (17,643,447)	(1,429,748)	$ (57,471,382)

The accompanying notes are an integral part of these financial statements.

28 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Class A
Net asset value, beginning of period	$ 51.44	$ 44.42	$ 37.99	$ 41.43	$ 35.13
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.43)	$ (0.27)	$ (0.18)	$ (0.20)	$ (0.12)
Net realized and unrealized gain (loss) on investments	7.62	14.78	7.23	2.27	9.91
Net increase (decrease) from investment operations	$ 7.19	$ 14.51	$ 7.05	$ 2.07	$ 9.79
Distributions to shareowners:
Net realized gain	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)	$ (3.49)
Total distributions	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)	$ (3.49)
Net increase (decrease) in net asset value	$ 1.14	$ 7.02	$ 6.43	$ (3.44)	$ 6.30
Net asset value, end of period	$ 52.58	$ 51.44	$ 44.42	$ 37.99	$ 41.43
Total return (b)	13.73%(c)	33.06%	18.54%	5.09%(d)	27.90%(e)
Ratio of net expenses to average net assets	0.99%	1.01%	1.03%	1.02%	1.04%
Ratio of net investment income (loss) to average net assets	(0.74)%	(0.58)%	(0.44)%	(0.45)%	(0.32)%
Portfolio turnover rate	43%	83%	53%	82%	83%
Net assets, end of period (in thousands)	$1,624,675	$1,523,308	$1,252,845	$1,124,956	$1,124,242

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2021, the total return would have been 13.70%.
(d)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2018, the total return would have been 5.06%.
(e)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2017, the total return would have been 27.88%.

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 29

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Class C
Net asset value, beginning of period	$ 32.33	$ 30.29	$ 26.28	$ 30.53	$ 26.82
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.55)	$ (0.43)	$ (0.36)	$ (0.40)	$ (0.33)
Net realized and unrealized gain (loss) on investments	4.83	9.96	4.99	1.66	7.53
Net increase (decrease) from investment operations	$ 4.28	$ 9.53	$ 4.63	$ 1.26	$ 7.20
Distributions to shareowners:
Net realized gain	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)	$ (3.49)
Total distributions	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)	$ (3.49)
Net increase (decrease) in net asset value	$ (1.77)	$ 2.04	$ 4.01	$ (4.25)	$ 3.71
Net asset value, end of period	$ 30.56	$ 32.33	$ 30.29	$ 26.28	$ 30.53
Total return (b)	12.83%	32.04%	17.60%	4.24%	26.89%
Ratio of net expenses to average net assets	1.77%	1.81%	1.85%	1.78%	1.84%
Ratio of net investment income (loss) to average net assets	(1.51)%	(1.37)%	(1.26)%	(1.22)%	(1.11)%
Portfolio turnover rate	43%	83%	53%	82%	83%
Net assets, end of period (in thousands)	$34,094	$38,895	$40,051	$40,956	$62,937

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Class K
Net asset value, beginning of period	$ 53.00	$ 45.42	$ 38.69	$ 41.95	$ 35.41
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.23)	$ (0.11)	$ (0.03)	$ (0.03)	$ 0.01(b)
Net realized and unrealized gain (loss) on investments	7.83	15.18	7.38	2.28	10.02
Net increase (decrease) from investment operations	$ 7.60	$ 15.07	$ 7.35	$ 2.25	$ 10.03
Distributions to shareowners:
Net realized gain	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)	$ (3.49)
Total distributions	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)	$ (3.49)
Net increase (decrease) in net asset value	$ 1.55	$ 7.58	$ 6.73	$ (3.26)	$ 6.54
Net asset value, end of period	$ 54.55	$ 53.00	$ 45.42	$ 38.69	$ 41.95
Total return (c)	14.09%	33.57%	18.98%	5.45%	28.36%(d)
Ratio of net expenses to average net assets	0.65%	0.66%	0.67%	0.66%	0.67%
Ratio of net investment income (loss) to average net assets	(0.39)%	(0.22)%	(0.07)%	(0.07)%	0.03%
Portfolio turnover rate	43%	83%	53%	82%	83%
Net assets, end of period (in thousands)	$363,412	$250,296	$160,785	$52,764	$24,180

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment loss on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2017, the total return would have been 28.34%.

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 31

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Class R
Net asset value, beginning of period	$ 48.22	$ 42.19	$ 36.24	$ 39.93	$ 34.10
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.64)	$ (0.44)	$ (0.32)	$ (0.37)	$ (0.27)
Net realized and unrealized gain (loss) on investments	7.15	13.96	6.89	2.19	9.59
Net increase (decrease) from investment operations	$ 6.51	$ 13.52	$ 6.57	$ 1.82	$ 9.32
Distributions to shareowners:
Net realized gain	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)	$ (3.49)
Total distributions	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)	$ (3.49)
Net increase (decrease) in net asset value	$ 0.46	$ 6.03	$ 5.95	$ (3.69)	$ 5.83
Net asset value, end of period	$ 48.68	$ 48.22	$ 42.19	$ 36.24	$ 39.93
Total return (b)	13.23%	32.46%	18.12%	4.65%	27.37%
Ratio of net expenses to average net assets	1.43%	1.45%	1.40%	1.44%	1.45%
Ratio of net investment income (loss) to average net assets	(1.17)%	(1.01)%	(0.82)%	(0.88)%	(0.72)%
Portfolio turnover rate	43%	83%	53%	82%	83%
Net assets, end of period (in thousands)	$17,024	$17,745	$17,484	$19,341	$37,092

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Class Y
Net asset value, beginning of period	$ 57.39	$ 48.78	$ 41.57	$ 44.72	$ 37.62
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.33)	$ (0.17)	$ (0.09)	$ (0.10)	$ (0.03)
Net realized and unrealized gain (loss) on investments	8.48	16.27	7.92	2.46	10.62
Net increase (decrease) from investment operations	$ 8.15	$ 16.10	$ 7.83	$ 2.36	$ 10.59
Distributions to shareowners:
Net realized gain	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)	$ (3.49)
Total distributions	$ (6.05)	$ (7.49)	$ (0.62)	$ (5.51)	$ (3.49)
Net increase (decrease) in net asset value	$ 2.10	$ 8.61	$ 7.21	$ (3.15)	$ 7.10
Net asset value, end of period	$ 59.49	$ 57.39	$ 48.78	$ 41.57	$ 44.72
Total return (b)	13.98%	33.36%	18.82%	5.36%(c)	28.18%
Ratio of net expenses to average net assets	0.77%	0.78%	0.79%	0.78%	0.79%
Ratio of net investment income (loss) to average net assets	(0.51)%	(0.34)%	(0.21)%	(0.20)%	(0.07)%
Portfolio turnover rate	43%	83%	53%	82%	83%
Net assets, end of period (in thousands)	$734,517	$720,812	$682,344	$532,690	$330,810

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2018, the total return would have been 5.34%.

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 33

Notes to Financial Statements | 11/30/21

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust II (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”), which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended November 30, 2021. The

34 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 35

of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

At November 30, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry broker valuation model).

36 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex- dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 37

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At November 30, 2021, the Fund was permitted to carry forward indefinitely $1,227,148 of late-year ordinary losses deferral and $3,385,843 of short-term losses.

The tax character of distributions paid during the years ended November 30, 2021 and November 30, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary Income	$ 27,115,174	$ 1,068,904
Long-term capital gain	254,589,786	317,851,939
Total	$281,704,960	$318,920,843

The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2021:

2021
Distributable earnings/(losses):
Undistributed long-term gain	$ 29,055,169
Net unrealized appreciation	989,004,936
Qualified late year loss deferral	(4,612,991)
Total	$1,013,447,114

38 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and adjustments relating to REITs.

As of the date of this report, a significant portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it makes capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that was unrealized at the time you made your investment or attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid buying shares when the Fund is about to declare a dividend or capital gain distribution. You should consult your tax adviser before buying shares no matter when you are investing.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $46,757 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2021.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 39

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through

40 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 41

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.625% of the Fund’s average daily net assets up to $500 million, 0.60% of the next $500 million of the fund’s average daily net assets, 0.575% of the next $4 billion of the fund’s average daily net assets and 0.55% of the Fund’s average daily net assets over $5 billion. For the year ended November 30, 2021, the effective management fee was equivalent to 0.59% of the Fund’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $519,277 in management fees, administrative costs and certain other reimbursements payable to the Adviser at November 30, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended November 30, 2021, the Fund paid $130,281 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At November 30, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $25,733.

4. Transfer Agent

For the period from December 1, 2020 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

42 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended November 30, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$238,029
Class C	9,414
Class K	5,956
Class R	3,658
Class Y	17,095
Total	$274,152

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $177,931 in distribution fees payable to the Distributor at November 30, 2021.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 43

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended November 30, 2021, CDSCs in the amount of $7,381 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit facility (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 3, 2021, the Fund participates in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2021, the Fund had no borrowings under the credit facility.

7. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund's Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund's shareholder servicing and transfer agent.

44 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and the Shareholders of Pioneer Select Mid Cap Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Select Mid Cap Growth Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust II (the “Trust”)), including the schedule of investments, as of November 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Select Mid Cap Growth Fund (one of the funds constituting Pioneer Series Trust II) at November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 45

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
January 31, 2022

46 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

Additional Information (unaudited)

For the year ended November 30, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

The Fund designated $270,259,591, as long-term capital gains distributions during the year ended November 30, 2021. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 68.98%.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 47

Approval of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Select Mid Cap Growth Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement,

48 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 49

performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some

50 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 51

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

52 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity,

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 53

redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

54 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

Trustees, Officers and Service Providers

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator

The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 55

Independent Trustees

Other Directorships
Name, Age and Position	Term of Office and		Held by Trustee During At
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive Vice	communications and securities
	earlier retirement	President, The Bank of New York (financial and securities	processing provider for financial
	or removal.	services) (1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (70)	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Trustee	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (64)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus Corporation (1994-2000)

56 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

Other Directorships
Name, Age and Position	Term of Office and		Held by Trustee During At
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Benjamin M. Friedman (77)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	University (1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present);	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Group Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High	Federal Savings Bank, NA
	earlier retirement	Yield Capital Markets Origination, SunTrust Robinson Humphrey	(2017 – present); Advisory Council
	or removal.	(investment bank) (2003 – 2006); and Founder and Chief Executive Officer,	Member, MasterShares ETF
		HNY Associates, LLC (investment bank) (1996 – 2003)	(2016 – 2017); Advisory Council
Member, The Deal (financial market
information publisher) (2015 –
2016); Board Co-Chairman and Chief
Executive Officer, Danis
Transportation Company (privately-
owned commercial carrier) (2000 –
2003); Board Member and Chief
Financial Officer, Customer Access
Resources (privately-owned
teleservices company) (1998 –
2000); Board Member, Federation of
Protestant Welfare Agencies (human
services agency) (1993 – present);
and Board Treasurer, Harlem
Dowling Westside Center (foster
care agency) (1999 – 2018)

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 57

Independent Trustees (continued)

Other Directorships
Name, Age and Position	Term of Office and		Held by Trustee During At
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International
	2014 - 2017). Serves	Investments Group, American International Group, Inc. (insurance
	until a successor trustee	company) (1993 – 2001); Vice President – Corporate Finance and Treasury
	is elected or earlier	Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President –
	retirement or removal.	Asset/Liability Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990);
Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham
Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 2004.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company)
	earlier retirement	Company) (investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland
(offshore investment companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006);
and Chairman, BNY Alternative Investment Services, Inc. (financial services)
(2005-2007)

58 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

Interested Trustees

Other Directorships
Name, Age and Position	Term of Office and		Held by Trustee During At
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lisa M. Jones (59)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi
Chief Executive Officer	trustee is elected or	Asset Management US, Inc. (since September 2014); Director, CEO and
	earlier retirement	President of Amundi Distributor US, Inc. (since September 2014); Director,
	or removal	CEO and President of Amundi Asset Management US, Inc. (since
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc.
and Amundi Asset Management US, Inc. (September 2014 – 2018);
Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of
International, Eaton Vance Management (investment management firm)
(2005 – 2010); and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	trustee is elected or	firm); Director and Executive Vice President and Chief Investment
	earlier retirement	Officer, U.S. of Amundi US (since 2008); Executive Vice President and
	or removal	Chief Investment Officer, U.S. of Amundi Asset Management US, Inc.
(since 2009); Portfolio Manager of Amundi US (since 1999); and Director of
Amundi Holdings US, Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21 59

Fund Officers

Other Directorships
Name, Age and Position	Term of Office and		Held by Trustee During At
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Christopher J. Kelley (56)	Since 2004. Serves at the	Vice President and Associate General Counsel of Amundi US since	None
Secretary and	discretion of the Board	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Chief Legal Officer		since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	discretion of the Board	Secretary of all the Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and Chief Financial	discretion of the Board	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
and Accounting Officer		Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2004. Serves at the	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	discretion of the Board	of all of the Pioneer Funds since 1999
Gary Sullivan (63)	Since 2004. Serves at the	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	discretion of the Board	Treasurer of all of the Pioneer Funds since 2002
Antonio Furtado (39)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior
Fund Treasury Analyst from 2012 - 2020
Michael Melnick (50)	Since July 2021.	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	Serves at the discretion	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	of the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001

60 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

Other Directorships
Name, Age and Position	Term of Office and		Held by Trustee During At
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
John Malone (51)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	discretion of the Board	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2006. Serves at the	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money Laundering	discretion of the Board	Officer of all the Pioneer Funds since 2006
Officer

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68 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, RI 02940-8097

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site:www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 23474-12-0122

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1)	File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);
(2)	Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or
(3)	Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $23,460 payable to Ernst & Young LLP for the year ended November 30, 2021 and $23,460 for the year ended November 30, 2020.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2021 or 2020.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,189 and $8,189 during the fiscal years ended November 30, 2021 and 2020, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2021 or 2020.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended November 30, 2021 and 2020, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,189 and $8,189 during the fiscal years ended November 30, 2021 and 2020, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust II

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date February 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date February 8, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Fund Treasurer

Date February 8, 2022

* Print the name and title of each signing officer under his or her signature.